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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (date of earliest event reported)    October 13, 1999
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                            AirTran Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


           Nevada               0-26914               58-2189551
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      (State or other         (Commission          (I.R.S. Employer
        jurisdiction          File Number)        Identification No.)
      of incorporation)



               9955 AirTran Boulevard, Orlando, Florida  32827
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             (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code  (407)  251-5600
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        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

          On October 13, 1999, AirTran Holdings, Inc. (the "Company") announced its results for third quarter 1999. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits. The following exhibit is furnished as a part of this Report. Exhibit numbers refer to Item 601 of Regulation S-K. 99-Press Release issued on October 13,1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AIRTRAN HOLDINGS, INC.



October 13, 1999                 By:   /s/ Robert L. Fornaro
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                                     Robert L. Fornaro
                                     Chief Financial Officer